                                                                   EXHIBIT 10.13

                               ADDENDUM TO LEASE

          THIS ADDENDUM TO LEASE is made to that lease dated as of July 25, 1997 (the "Lease") by and between Chamberlin Associates - Oyster Point Phase I Limited Partnership ("Landlord") and Terrapin Technologies, Inc. ('/T/Tenant/1/'). The defined terms in the Lease shall have the same meaning in this Addendum unless specifically provided to the contrary , and the terms hereof shall for all purposes be deemed incorporated in the Lease, and shall supersede any inconsistent provisions in the printed form Lease.

                                   RECITALS

     A. Landlord's predecessor in interest, Rouse & Associates - Oyster Point Phase I Limited Partnership, and Tenant entered into two leases respectively dated March 12, 1992 and February 18, 1993 (the 'Existing Leases") pursuant to which Tenant leases from Landlord premises consisting of 20,680 square feet located at 750 Gateway Boulevard, Building B, Suites H and R, South San Francisco (the"Premises").

     B. This Lease of the combined Premises shall commence January 1, 1998 (the "Commencement Date"). Upon the commencement of this Lease, the Existing Leases shall be deemed terminated and of no further force and effect.

          The Lease is amended and supplemented as follows:

     2.2  Improvements. Section 2.2 shall be deleted in its entirety and
          ------------
replaced by the following: "Tenant shall lease the Premises in its currently existing, 'as is' condition."

     3.1  Period; Commencement. The second sentence of Section 3.1 is deleted.
          --------------------

     4.3. Restricted Activities. The first sentence of Section 4.3 is amended by
          ---------------------
adding at the end thereof "in violation of any Environmental Law." "Environmental Law" shall mean any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued pursuant to these laws, and other requirements of governmental authorities relating to the environment, to any hazardous substance or material or to any activity involving hazardous substances or materials, and shall include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Federal Resource Conservation and Recovery Act (42 U.S.C. Section
--
6901 et seq.), and all other applicable provisions of federal, state and local
     --
laws related to the environment.

5.2  Adjustments. Section 5.2 shall be deleted in its entirety and replaced by
     -----------
the following:

                  "Commencing with the Commencement Date, the
             Minimum Monthly Rent shall be paid in accordance with the following schedule:

                    Months                    Minimum Monthly Rent
                    ------                    --------------------
       Commencement Date to 3/31/98              $26,884.00
       4/1/1998 - 12/31/1998                     $31,020.00
       1/1/1999 - 12/31/1999                     $32,260.80
       1/1/2000 - 12/31/2000                     $33,551.23
       1/1/2001 - 12/31/2001                     $34,893.28
       1/1/2002 - 12/31/2002                     $36,289.01

       6.1  Payment. Section 6.1 of the Lease is revised by deleting the phrase
            -------
in the first sentence "set forth in Section 1.8." The following is added at the end of Section 6.1 of the Lease: "The parties acknowledge that the Property and/or the area of the Property under common management may from time to time be expanded or contracted; provided, however, that in such case Tenant's pro rata share of common area expenses shall be proportionately adjusted."

       6.4.1  Landlord's Expense. Section 6.4.1 of the Lease is amended by
              ------------------
inserting "and bearing walls" following "columns and girders."

       6.4.3  Operating Expenses. Notwithstanding the provisions of Section 6 of
              ------------------
this Lease, Tenant shall not be required to pay increases in operating expenses to the extent such increases exceed five percent (/50//a) in any Lease year over the previous year's expenses; provided, however, that such limitation on increases in operating expenses shall not apply to those operating expenses described in Sections 6.2 and 6.3 of the Lease, or to the cost of water service and refuse removal. The following sentence is inserted at the end of Section 6.4.3: "Landlord shall advise Tenant of the initial amount of Tenant's monthly pro rata share prior to the commencement of the Lease." In the event that the real property taxes on the Property are increased in any year due to a sale or disposition of the Property, there shall be deducted from Tenant's pro rata share of real estate taxes 50% of the amount of such increase attributable to such sale for the remainder of the lease term. In addition, operating expenses shall not include:

          (1) To the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants or other third persons, the cost of repairs or other work occasioned by (i) fire, windstorm, or other casualty of the type which Landlord has insured or is required to insure pursuant to the terms of this lease, or for which Landlord is entitled to reimbursement, or (ii) the exercise of the right of eminent domain;

          (2) Leasing commissions, attorneys' fees, costs, and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, prospective tenants or other occupant, or the sale or refinancing of the Building, or legal fees incurred in connection with this Lease;

          (3) Expenses, including permits, license and inspection costs, incurred in tenant build-out, renovating or otherwise improving or decorating, painting or redecorating space for other new tenants of the Building;

          (4) Landlord's costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is entitled to be reimbursed, other than through the operating expense pass-through provisions of such tenants' leases, whether or not collected, by such tenants as a separate additional charge or rental over and above the basic rent or escalation payment payable under the lease with such tenant;

          (5) Expenses in connection with non-Building standard services or benefits of a type which are not provided to Tenant but which are provided to other tenants or occupants of the Building;

          (6) Costs incurred due to violation ~y Landlord or any tenant of the terms and conditions of any lease or other rental arrangement covering space in the Building;

          (7) Amounts paid to subsidiaries or other affiliates of Landlord (i.e., persons or companies controlled by, under common control with, or which control, Landlord) for services on or to the Property, the Building or the Premises (or any portion thereof), to the extent only that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or other affiliate of Landlord;

          (8)  Rental payments under any ground or underlying lease or leases;

          (9) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;

          (10) All items and services the entire cost of which Tenant is obligated to and pays directly to third parties or for which tenants reimburse Landlord;

          (11) Advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or any other tenant of the Building;

          (12) Costs for installing sculpture, paintings, or other art;

          (13) Any costs of damages and repairs necessitated by or resulting from the negligence of Landlord, its agents, employees and/or independent contractors;

          (14) Costs of installing, operating, and maintaining any specialty services operated by Landlord, including, without limiting any of the foregoing, any luncheon club, athletic facility, or retail facility, or costs of providing off-site parking, where such services are not made available to Tenant; and

          (15) Depreciation;

          (16) Payments of principal, interest and fees on debt encumbering the Property; and

          (17) Expenses and costs not normally included by landlords of comparable industrial buildings in the area of the Premises.

     Section 6.4.3 of the Lease is not to be construed to permit Landlord to make significant capital improvements to the Building or Property which are financed by the inclusion of the cost thereof in operating expenses.

     Section 6.4.5 Changes. The second and third sentences of Section 6.4.5
     ---------------------
are deleted.

     14.1  Assignment and Subletting: Limitation. Notwithstanding anything to
           -------------------------------------
the contrary in Section 14.1, Tenant shall have the right to assign this Lease or sublet all or part of the Premises, without Landlord's consent, but with prior notice to Landlord, to: any parent, subsidiary or affiliate of Tenant; or a corporation with which Tenant merges or consolidates; and/or any party which acquires all or substantially all the assets or stock of Tenant. (Any such permitted assignment or subletting shall be referred to herein as a "Permitted Transfer" and any such permitted assignee or sublessee shall be referred to as a "Permitted Transferee.") Any other assignment or subletting shall require Landlord's prior written consent, which shall not be unreasonably withheld; provided further that as a condition to any proposed assignment or sublease, whether to a parent, subsidiary, affiliate, third party or other entity, Tenant shall provide Landlord with acceptable documents and information, as requested by Landlord, demonstrating that the proposed assignee or subtenant shall be sufficiently financially responsible to perform its obligations in connection with the proposed assignment or sublease of this Lease. Upon any Permitted Transfer, all of the terms and conditions of the Lease, including those pertaining to use of the premises, shall continue in full force and effect and shall remain binding upon Tenant and any such Permitted Transferee.

     14.2  Offer to Landlord. The last sentence of Section 14.2 is amended by
           -----------------
deleting the words "until the term of such sublease expires or is terminated."

     14.3  Contributions. The following is added at the beginning of Section
           -------------
14.3(a): "Except as provided in Section 4.2 above,".

           The following shall be added to the end of subsection 14.3(b) of the
Lease: "Notwithstanding the above, Tenant shall be entitled to deduct from such excess consideration its reasonable expenses associated with such sublease or assignment (e.g., leasing commissions and cost of alterations, attorneys' fees, architectural fees, engineering fees and all other similar costs normally associated with subletting or assigning), together with a reasonable return on all amounts actually contributed by Tenant to the purchase and/or installation of tenant improvements in the Premises, whether prior to or after the date of this Lease. Furniture and equipment paid for and installed in the Premises by Tenant shall be subject to such reasonable return to the extent such furniture and equipment remains with the Premises as part of such sublease or assignment. Items of repair, replacement, or maintenance which Tenant is required to perform by law or under the terms of this Lease and items for which Tenant is in some other manner reimbursed or compensated, shall not be subject to such return. Tenant's return shall be an annualized rate of return of eight percent (8%) of all amounts so contributed by Tenant ("Tenant's Return"). Tenant's Return may be retained by Tenant at any time amounts in excess of applicable Minimum Monthly Rent, operating expenses and any and all other amounts payable to Landlord by Tenant hereunder ("Excess Consideration") are paid by subtenant or assignee. Tenant's deductions shall be supported by documentation provided to Landlord upon Landlord's request, such as invoices, purchase orders, receipts and construction contracts, detailing the amounts actually paid by Tenant for those improvements as to which Tenant seeks to deduct such rate of return. Notwithstanding anything to the contrary set forth above, (i) Tenant's Return shall accrue continuously from the date of commencement of any permitted sublease or assignment, (ii) Tenant shall be entitled to receive 100% of all Excess Consideration until it is reimbursed the full amount of its subleasing or assignment expenses as described above and has received 100% of Tenant's Return. Thereafter, Landlord shall be entitled to 100% of all Excess Consideration."

     22.1  Security Deposit. In lieu of the cash payment required under
           ----------------
Section 22.1 of the Lease, Tenant has delivered to Landlord an irrevocable letter of credit in the amount specified in Section 1.9 of the Lease and shall continue to maintain and renew such letter of credit in form and substance and issued by a financial institution reasonably satisfactory to Landlord, which shall be payable to Landlord on Landlord's delivery to the issuer of Landlord's written statement that Tenant has failed to pay rent or other charges due hereunder, or has otherwise defaulted with respect to any provision of this Lease. The issuer of the letter of credit shall be under no obligation to investigate Landlord's statement. Such letter of credit shall be held and applied by Landlord as the Security Deposit, and shall be in all respects subject to the terms and conditions of Section 22.1 of the Lease. Such letter of credit shall be maintained in effect and irrevocable for the full term of this Lease, and any extensions hereof, provided, however, that such letter of credit may be for an initial term of at least twelve (12) months. If the letter of credit is for a term less than the lease term plus extensions, it shall be renewed annually during the term of this Lease, and any extensions thereof, at least thirty (30) days prior to its expiration, and if Tenant fails to so renew the letter of credit, Landlord may exercise its rights under the letter of credit and hold the cash so received as the Security Deposit, subject to the terms and conditions of Section 22.1 of the Lease.

     23.   Signage. Tenant may display its corporate name on the building
           -------
signage soffit and may display a logo on its front entry door to the Premises, provided that all such signage must comply with the established sign criteria for Gateway Business Park, and shall be subject to all governmental approvals, which (if any are required) Tenant shall obtain at its sole cost. The cost of the sign, its installation, maintenance and removal expense, shall be at Tenant's sole expense.

     24.   Parking. Tenant shall be provided on a non-exclusive basis and at no
           -------
additional cost 3.33 parking spaces, in the parking facilities located on the Property, for every 1,000 square feet rented.

     25.   Indemnity. Subject to Section 6.3.4 of the Lease, Landlord shall
           ---------
hold harmless, indemnify, protect, and defend Tenant against all claims, actions, damages, liability and expense (including, without limitation, fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property occasioned wholly or in part by any release caused by Landlord or any of its employees, or agents (but not Landlord's other tenants in the project, its contractors, or invitees) whether or not negligent or wrongful, on the Premises or any portion of the Property affecting the Premises of any toxic or hazardous materials or substances including, without limitation, materials or substances defined by applicable law as hazardous or toxic materials or substances, and PCBs.

     26.  Right of First Notice.
          ---------------------

          (a)  750 Gateway, Building B, Suites A and C. Upon Landlord's receipt
               ---------------------------------------
of notice of the termination or expiration of any third party lease (including renewal options contained therein) for Suites A and C in the 750 Gateway Boulevard Building B, as shown on Exhibit "D~ attached hereto, during the term of this Lease, Landlord, before it offers such space for rent to anyone other than the existing tenant of such space, shall give notice to Tenant that such space will become available for lease. For a period of ten (10) days after receipt of Landlord's notice, Tenant shall have, on a one-time basis, the right to lease such space upon such terms and conditions applicable to the leasing of such space, including the extension of this Lease described below as to the entire Premises (including Suites A and C), that are mutually agreeable to both Landlord and Tenant. Should Landlord and Tenant fail to reach an agreement for the lease of such space, with neither party having the obligation to reach such an agreement, and should Landlord and Tenant fail to enter into such an amendment to this Lease within such ten (10) day period, Landlord shall be under no obligation to lease the space to Tenant and may thereafter offer the space for lease to the public. If Tenant leases Suites A and C, as provided herein, then the amendment of this Lease shall incorporate Suites A and C into the Premises hereunder, and the term of this Lease shall be extended for an additional twelve (12) months.

          (b)  750 Gateway. Building B. Suites F and G. RPR Gencell has elected
               ---------------------------------------
to vacate 750 Gateway, Building B, Suites F and C, as shown on Exhibit "E" attached hereto. Landlord has offered that space for lease to Tenant and Tenant has declined to lease that space at this time. If, however, Landlord hereafter enters into a lease for such space with a new tenant and that new lease terminates or expires during the term of this Lease, Landlord, before it offers such space to any third party other than the existing tenant of such space, shall give notice to Tenant that such space will become available for lease. For a period of ten (10) days after receipt of Landlord's notice, Tenant shall have, on a one-time basis, the right to lease such space upon such terms and conditions applicable to the leasing of such space, including the extension of this Lease, as described below, as to the entire Premises (including Suites F and G), that are mutually agreeable to both Landlord and Tenant. Should Landlord and Tenant fail to reach an agreement for the lease of such space\\1\\ with neither party having the obligation to reach such an agreement, and should Landlord and Tenant fail to enter into such an amendment to this Lease within such ten (10) day period, Landlord shall be under no obligation to lease the space to Tenant and may thereafter offer the space for lease to the public. In the event Tenant leases Suites F and C as provided herein, the amendment of this Lease incorporating Suites F and C into the Premises hereunder shall provide that the remaining term of this Lease shall be a minimum of 60 months and, if the then remaining term should be less than 60 months, then the amendment shall specify that the term is thereby extended to provide for a remaining term of 60 months following execution of the amendment. The rights described in this Section 26 are: conditioned upon Tenant not being in default in the payment of any rent, additional rent or other sums due under this Lease and not committing such a default at any time from the time it purports to exercise its rights under this paragraph through the consummation of a lease amendment as provided herein; shall be personal to Tenant and may not be exercised or be assigned voluntarily or involuntarily by or to any person or entity other than the original Tenant or in connection with a Permitted Transfer under this Lease; and shall be exercisable by Tenant only if the original Tenant under this Lease or a Permitted Transferee is then in occupancy of the Premises described herein and the Lease is then in full force and effect.

     27.  Renewal Option. Landlord hereby grants to Tenant one (1) option to
          --------------
renew the term of this Lease for an additional term of five (5) years, upon the then prevailing fair market value rent terms, provided that Tenant is not in default beyond any applicable cure period specified herein under this Lease at the time that the option is exercised, and at any time from Tenant's exercise of the option to the commencement date of the renewal term. This option must be exercised by written notice to Landlord no later than two hundred seventy (270) days prior to the expiration of the original Lease term. Landlord shall, on written request of Tenant, advise Tenant in writing no later than 240 days prior to expiration of the Lease term, of the then prevailing market value and the terms and conditions operative under this paragraph. The option granted in this paragraph shall be terminated and of no further force and effect if, at any time provided herein for exercise of the option by Tenant, any federal, state, or local law or regulation invalidates or modifies any provision of the option. The renewal option described in this Section 27 is: conditioned upon Tenant not being in default in the payment of any rent, additional rent or other sums due under this Lease and not committing such a default which remains uncured beyond any applicable cure period specified herein at any time from the time it purports to exercise its right under this paragraph through the commencement of the renewal period; shall be personal to Tenant and may not be exercised or be assigned voluntarily or involuntarily by or to any person or entity other than the original Tenant or in connection with a Permitted Transfer under this Lease; and shall be exercisable by Tenant only if the original Tenant under this Lease or a Permitted Transferee is then in occupancy of the Premises described herein and the Lease is then in full force and effect.

     28.  Improvements. Tenant shall lease the Premises in their existing "as
          ------------
is" condition. Landlord has no obligation to provide any improvements or alterations to or for the Premises. Tenant shall have the right, subject to the terms hereof, to make improvements to the Premises, subject to Landlord's consent, which shall not be unreasonably withheld; provided, however, that Landlord may withhold its consent in its sole discretion if the proposed alterations (i) would be visible from the exterior of the Premises or Building, or (ii) would affect any structural component or portion of the Premises. Any alterations shall be performed at Tenant's sole cost. Notwithstanding anything to the contrary contained in the Lease, upon the expiration or earlier termination of the Lease and any extension option, if exercised by Tenant, Tenant shall have the right to, and, in any case, if required by Landlord, shall remove from the Premises its lab benches, fume hoods, cold rooms and other equipment which shall have been purchased and installed by Tenant, whether prior to or after the date of this Lease; provided, however, that Tenant shall repair all damage to the Premises resulting from such removal. Tenant shall have the right to choose the contractor to conduct its tenant improvement work, subject to Landlord's reasonable approval. The following additional provisions shall apply to any tenant improvement work done by Tenant or its contractors:

          (a) Any items or work to be performed by Tenant or for which Tenant contracts separately (hereinafter /t/"Tenant's Work/t/"), shall be coordinated with Landlord so as not to interfere with Landlord's work in the Premises or on the Property. Work involving the sprinkler, plumbing, mechanical, electrical power, lighting or fire safety systems of the Building shall be performed by subcontractors approved by Landlord in its sole discretion.

          (b) Tenant shall prepare and submit to Landlord final plans and specifications showing the architectural design of the Premises, including the basic mechanical system and electrical system within the Premises, plumbing, partitions and doors, complete fixturing information, and material selections and finishes, which shall be subject to Landlord's written approval. Tenant shall also submit all proposed change orders which require an expense greater than $5,000.00 in writing (with sufficient detail to enable Landlord to understand the nature of the proposed change) to Landlord for Landlord's prior written approval, which shall not be unreasonably refused or delayed.

          (c) Tenant shall complete all work in accordance with the final plans and specifications approved by Landlord. Tenant shall make no alterations, additions, or reinforcements to the structure of the building except as specifically approved by Landlord in such final plans and specifications. Tenant agrees that all work done by Tenant and its contractors and subcontractors shall be performed in full compliance with all laws, rules, orders, permits, ordinances, directions, regulations and requirements of all governmental agencies, offices, and departments having jurisdiction, including without limitation applicable provisions pertaining to use of hazardous or toxic materials and the Americans with Disabilities Act, and in full compliance with rules, orders, directions, regulations and requirements of the Insurance Service Offices (ISO) or any other organization performing a similar function.

          (d) At least fourteen (14) days before commencement of construction, Tenant shall submit to Landlord the names and addresses of the general, mechanical, and electrical contractors which Tenant intends to engage for construction of Tenant's improvements, the commencement date of construction, and the estimated date of completion of construction. Landlord shall have the right to enter the Premises at any time to post any notice of nonresponsibility or other notice on the Premises during Tenant's construction. All contractors and subcontractors retained by Tenant shall be subject to the approval of Landlord, which shall not be unreasonably refused or delayed. All contractors retained by Tenant shall be licensed contractors, possessing good labor relations and capable of performing quality workmanship.

          (e) Tenant's Work shall be completed with reasonable diligence and in such a manner as not to unreasonably interfere with the use or enjoyment of other portions of the building or common areas by Landlord or other tenants. Tenant's contractors shall provide and pay for all temporary power, water, and other utility facilities as required in connection with the construction of Tenant's improvements. Tenant's contractors shall provide their own dumpster for collection and disposition of construction debris, which shall be located at a location reasonably suggested by Landlord, and all construction debris from Tenant's construction shall be disposed of in Tenant's contractor's dumpster and not in trash facilities for the Project. Tenant's contractor's construction material, tools, equipment, and debris shall be stored only within the Premises, or in areas designated for that purpose by Landlord. Work space exterior to the Premises shall be available only in the reasonable discretion of Landlord. Tenant's Work shall be subject to the inspection of Landlord and Landlord's architect and/or other representative.

          (f) Tenant shall indemnify and hold harmless Landlord for any and all claims arising from Tenant's work as provided in Paragraph 11.1 of the Lease. Tenant shall pay for all damage to the Building, the Project, or appurtenant areas or equipment, as well as all damage to tenants or occupants thereof or their property caused by Tenant, its agents, employees, contractors, licensees, or invitees. Tenant shall comply with all of the terms of the Lease respecting installation of improvements, including, without limitation, Article 8 thereof.

          (g) Tenant shall be solely responsible for the adequacy in all respects of the plans and specifications, including without limitation compliance with all governmental requirements, compatibility with the building shell, and any special requirements of Tenant's proposed equipment or machines with respect to ambient temperatures, electrical use or current, or water availability. Tenant acknowledges that in connection with obtaining Landlord's approval of the plans and specifications, Tenant may provide Landlord with certain information regarding its specific needs relating to the Premises and that Tenant may provide some of its own equipment for installation in the Premises. Tenant further acknowledges that Landlord will make no independent review of any such information and that Landlord does not warrant, either expressly or impliedly, the adequacy of the plans and specifications for the said improvements, the adequacy of the Tenant Improvements or Tenant's equipment for Tenant's intended purpose.

          (h) Not less than fifteen (15) days prior to the date Tenant desires to commence Tenant's Work, it shall give a written notice to Landlord setting forth or accompanied by all of the following:

               (1)  A description and schedule for the work to be performed;

               (2) The names and addresses of all contractors and subcontractors who, as of the date of such notice, will perform Tenant's Work;

               (3) A complete set of all plans, specifications, and calculations developed by or for Tenant, including all plans which are required by the City of South San Francisco and the County of San Mateo for the issuance of any permits or approvals or for the commencement of any of Tenant's Work;

               (4) Tenant further agrees that it shall provide Landlord with copies of all licenses and permits which are required in connection with the performance of Tenant's Work within five (5) days of Tenant's receipt of such permits and licenses; and

               (5) All of Tenant's contractors and subcontractors shall carry workers compensation insurance covering all of their respective workers, and shall also carry comprehensive general liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Sections 6.3.2 and 6.3.3 of the Lease. Certificates for all insurance carried pursuant to this paragraph shall be delivered to Landlord before the commencement of construction of any Tenant's Work and before any contractor's equipment is moved onto the Property. All policies of insurance shall name Landlord as an additional insured, and shall contain a provision that the insurance company writing said policy will give Landlord 30 days' prior written notice of any cancellation, modification or lapse or reduction in the amounts of such insurance.

          (i) If any contractor or worker performing Tenant's Work performs any work which does impair, or threatens to impair the quality, integrity or performance of any portion of the Building, Landlord shall give notice to Tenant and immediately thereafter, Tenant shall cause such contractor or worker immediately to remove all of its tools, equipment and materials and to cease working in the Building. As additional rent under the Lease, Tenant shall reimburse Landlord for any damages, costs and expenses, and for any repairs or corrections of any portion of the Building caused by or resulting from the actions or omissions of anyone performing Tenant's Work. Upon completion of Tenant's Work, Tenant shall provide Landlord a complete set of as-built drawings covering all of Tenant's Work.

     29.  Rules and Regulations. The first sentence of Rule 5 is amended by
          ---------------------
deleting the phrase "the maintenance of office equipment" and inserting in lieu thereof: "the operation of Tenant's business at the Premises, as permitted by this Lease, strictly in accordance with this Lease, including, without limitation, Article 4 hereof." The second sentence of Rule 5 is amended by inserting after the word "substance" the phrase "except as permitted by this Lease, strictly in accordance with this Lease, including, without limitation,
Article 4 hereof."

Initialed for                        Initialed for
Landlord:  ___                       Tenant: __

1.0      SUMMARY OF TERMS

1.1      DATE                                        This lease is dated for reference purposes only:   July 25, 1997
                                                     7/25/1997

1.2      PARTIES AND NOTICE                          LANDLORD:         Chamberlin Associates-Oyster Point Phase I L.P.
         ADDRESSES                                                     5880 West Las Positas Boulevard, Suite 51
         (Section 2.1)                                                 Pleasanton, CA 94588-8552

                                                     TENANT:           Terrapin Technologies, Inc.


                                                     d.b.a.:
                                                     ADDRESS:          750-R Gateway Boulevard


                                                     CITY:             South San Francisco       STATE:   CA       ZIP:

                                                     After the Commencement Date, Tenant's address shall be the Premises.

1.3      PREMISES                                    APPROXIMATE RENTABLE SQUARE FEET:                      20,680
         (Section 2.1)                               SUITE:   H & R

1.4      BUILDING                                    B
         (Section 2.1)                               750 Gateway Blvd., South San Francisco, CA 94080

1.5      (a)  COMMENCEMENT DATE                      January 1, 1998
              (Section 3.1)                          1/1/1998

         (b)  EXPIRATION DATE                        December 31, 2002
                                                     12/31/2002

1.6      TERM      (Section 3.1)                     60              Months:    Sixty

1.7      RENT
         (a)  MINIMUM MONTHLY                        $26,884.00
              RENT    (Section 5.1)                  Twenty Six Thousand Eight Hundred Eighty Four and 00/100 Dollars

         (b)  RENT ADJUSTMENT                        Each anniversary date of              lease commencement
              DATES     (Section 5.2)

         (c)  ADJUSTMENT BASIS                       see addendum to lease

         (d)  ADVANCE RENT                           None

1.8      OPERATING EXPENSE                           $7,248.34
         PAYMENT / MONTH                             Seven Thousand Two Hundred Forty Eight and 34/100 Dollars
         (Section 6.1)

1.9      SECURITY DEPOSIT                            $56,622.40
         (Section 22)                                Fifty Six Thousand Six Hundred Twenty Two and 40/100 Dollars

1.10     USE                                         Premises used solely for:   Office, Lab R&D, Process R&D
         (Section 4.1)                               and Production

1.11     TENANT'S PRO RATA %                         9.0500%       (Ratio of rentable square footage in the Premises to
rentable area
         (Section 6.1)                                             in the property)

         PRO RATA BASIS                              Based upon rentable area of     228,627 square feet.

1.12     CONTENTS                                    This lease consists of pages 1 through:    12
                                                     Sections 1 through:  22
                                                     Addendum:     One, Sections 5.2 - 28
                                                     Exhibits:  A thru E




LANDLORD:                                                              TENANT:
Chamberlin Associates-Oyster Point Phase I L.P.                            Terrapin Technologies, Inc.
By: Chamberlin Associates, Inc., its General Partner                       750-R Gateway Boulevard
5880 West Las Positas Boulevard, Suite 51                                  South San Francisco, CA 94080
Pleasanton, CA 94588-8552


BY:                                                                        BY:
      Scott W. Graeser

                                                                                (Print Name)

2.0  PREMISES

     2.1 Description. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises (the agreed Premises are defined in Section
1.3 and Exhibit A), together with the right, in common with other occupants of the Building (Section 1.4), to use the common areas (Section 6.4.3). The Premises and the Building are located on the Property (Exhibit A).

     2.2 Improvements. The Premises shall be completed in a good and workmanlike manner in accordance with the Plans (Exhibit B).


3.0  TERM

     3.1 Period; Commencement. The Term of this Lease shall commence on the date specified in Section 1.5, and shall be for the Term specified in Section 1.6, plus any partial month at the commencement of the term. If the date of substantial completion of the Premises is delayed as a result of changes requested by Tenant, the Term of the Lease shall commence as if the Premises were substantially complete on the originally scheduled date. If the Premises are not delivered to Tenant by the Commencement Date due to a delay caused by Landlord or its contractor, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, and the Commencement Date shall be delayed until Landlord can deliver possession.


4.0  USE

     4.1 Authorized. The Premises may be used and occupied only for the purposes specified in Section 1.10 hereof. and for no other purpose or purposes.

     4.2 Compliance. Tenant accepts the Premises by its occupancy and subject to all applicable laws, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term regulating the Premises, with which Tenant shall comply at its sole cost as they relate to Tenant's use of the Premises or to improvements, alterations or installations made to the Premises by or for Tenant, or to the operation of Tenant's business. Landlord makes no warranty that Tenant's use of the Premises complies with the zoning applicable to the Premises.

     4.3 Restricted Activities. Tenant shall not cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances. The term "hazardous substances and materials" shall include, without limitation, those described in or regulated by any federal, state or local laws, regulations or authorities. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous substances or materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent if such requirement applies to the Premises and/or the Property and such release was caused or permitted by Tenant. In addition, Tenant shall execute affidavits, certificates and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner provided in Section
11.1 of this Lease from any release of hazardous substances and/or materials on the Premises occurring while Tenant is in possession, or occurring upon the common areas or elsewhere, if caused by Tenant or persons acting under Tenant. If at any time during or after the Term of this Lease, as it may be extended, Tenant becomes aware of any inquiry, investigation, or proceeding by any governmental agency related to hazardous materials on or about the Premises or the Property, Tenant shall within five (5) days after first learning of such inquiry, investigation or proceeding give Landlord written notice of same. This section shall survive the expiration or earlier termination of the Lease.


5.0  RENTS

     5.1 Amount; Payment. Tenant shall pay to Landlord at the place designated in Section 1.2, or at such place as Landlord may otherwise designate, without deduction, offset, counterclaim, prior notice or demand, as Minimum Monthly Rent for the Premises, the amount specified in Section 1.7. All such Rent payments shall be payable in advance on the first day of each month during the Lease Term.

     5.2 Adjustment. The Minimum Monthly Rent in effect immediately prior to the Adjustment Date(s) specified in Section 1.7 shall be adjusted at each Adjustment Date as provided in Section 1.7. If Section 1.7 specifies adjustments with reference to the CPI, then the Minimum Monthly Rent shall be adjusted at each Adjustment Date specified in Section 1.7 in the same percentage proportion that the United States Bureau of Labor Statistics Consumer Price Index (All Urban Consumers, All Items, San Francisco Bay Area) last published sixty days prior to each such Adjustment Date has increased over the Index last published sixty days prior to the later of the commencement of the Lease Term or the last Adjustment Date. In no event shall the rent be less than that in effect prior to any such adjustment. If the Index is discontinued or revised, such other government index will be substituted in order to obtain substantially the same result as would be obtained using the original index.


6.0  OPERATING EXPENSES

     6.1  Payment. Tenant shall pay as additional rent the amount set forth in
Section 1.8 (which may be revised from time to time) which is Tenant's monthly pro rata share of the estimated operating expenses (Sections 6.2 - 6.5) for the Property from the date of occupancy or from the commencement of this Lease, whichever date shall first occur. Landlord shall provide Tenant with a statement of the actual amount of such expenses within 120 days following the end of each calendar year. Tenant shall pay to Landlord the amount by which Tenant's share of the actual expenses exceeds Tenant's operating expense payments for such year and any excess amounts paid by Tenant shall be credited to reduce Tenant's payments for the next ensuing period, or paid to Tenant if the Lease Term has expired.

     6.2 Taxes. Tenant shall pay its pro rata share of all taxes, which shall include any form of assessment, license, fee, commercial rental tax, levy, penalty or tax (other than net income, franchise, inheritance or estate taxes) imposed by any authority having the power to tax or levy assessments on the Property and the reasonable cost of contesting any tax assessment, whether such tax is (i) upon any legal or equitable interest of Landlord in the Building or Property; (ii) upon this Lease, the rent payable hereunder or the value thereof;
(iii) with respect to any right to occupancy, use, leasing, operation, management, maintenance, alteration, or repair of the Premises, the Building, or the Property; or (iv) imposed in substitution for, or in addition to, existing or additional taxes against any part of the Property whether or not now customary or within the contemplation of the patties. If it shall not be lawful for Tenant to reimburse Landlord for any of the taxes covered by this Article, the Minimum Monthly Rent payable to Landlord under the terms of this Lease shall be increased by the amount of the portion allocable to Tenant so as to net to Landlord the amount which would have been received by Landlord if such tax had not been imposed. Tenant shall pay prior to delinquency all taxes assessed against and levied upon its trade fixtures, furnishings, equipment, and other personal property, and any increase in real property taxes resulting from any alterations or tenant improvements placed in the Premises.

     6.3  Insurance

          6.3.1 Property. Tenant shall pay its pro rata share of the cost of "all risk" property insurance (including, at Landlord's option, earthquake and Hood coverage, inflation endorsement, and sprinkler leakage endorsement) covering the full replacement cost of the Building and the Premises, excluding coverage of all Tenant's personal property on or in the Premises, but including any tenant improvements. Such insurance shall include a lender's loss payable endorsement in favor of Landlord's lender. Tenant agrees not to do anything or fail to do anything which will increase the cost of such insurance or which will prevent Landlord from procuring policies satisfactory to Landlord. Tenant shall pay any increases in insurance premiums resulting from the nature of Tenant's occupancy or any act or omission of Tenant.

          6.3.2 Tenant's Obligation. Tenant shall maintain in full force and effect at all times during the term of the Lease, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, "all risk" property insurance on Tenant's personal property located in, and any alterations to, the Premises in the amount of the replacement Cost thereof, and comprehensive general liability insurance in an amount not less than $1,000,000 combined single limit for both bodily injury and property damage, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

          6.3.3 Terms. All insurance policies required to be carried by Tenant hereunder shall conform to the following requirements: (a) each policy, at Landlord's request, shall carry a lender's loss payee endorsement in favor of Landlord's lender; (b) an executed copy of each insurance policy, including renewals. or a certificate thereof, shall be delivered to Landlord; (c) each policy shall require that Landlord be notified in writing by the insurer at least thirty (30) days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried; (d) each policy shall be primary, not contributing with any insurance which Landlord may carry; (e) all liability insurance shall state that Landlord is entitled to recovery for the negligence of Tenant even though Landlord is an additional insured.

          6.3.4 Waiver. Each of the parties hereto hereby releases the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon being billed therefor.

     6.4  Repairs and Maintenance; Common Areas; Building Management.

          6.4.1 Landlord's Expense. Landlord, at its sole expense, shall make all necessary repairs to the footings, foundations, structural steel columns and girders forming a part of the Premises upon receipt of written notice of the need for such repair.

          6.4.2 Tenant's Expense. Landlord, at Tenant's sole expense, shall maintain the HVAC systems appurtenant to the Premises, which maintenance shall be performed in accordance with manufacturer's recommendations.

          6.4.3 Operating Expense. Landlord, as an operating expense of which Tenant shall pay its pro rata share, shall make all necessary repairs to the roof, walls, exterior portions of the Premises and the Building, utility lines, equipment and other facilities in the Building which serve more than one tenant, and to any common areas upon receipt of written notice of the need for such repair. "Common areas" means all areas and facilities outside the Premises, within the Property, that are provided by Landlord for the use of tenants in the Property, including, without limitation, driveways, parking areas, sidewalks, and landscaped areas. Landlord shall keep and maintain all common areas of the Property and any paved areas adjoining the Property in a clean and orderly condition. Landlord reserves the right to make alterations thereto from time to time. Operating expenses shall include (i) all sums expended by Landlord for the supervision, maintenance, repair, replacement and operation of the common areas, and a reasonable management and administrative fee, and (ii) any costs of capital improvements made by Landlord to the Building for the purpose of reducing operating expenses or that are required by any governmental authority after the original construction of the Building. The portion of such capital costs to be included each year as an operating expense ',;hall be that fraction allocable to the year in question calculated by amortizing over the reasonable useful life of such improvement, as determined by Landlord, with interest on the unamortized balance at the rate paid by Landlord for funds borrowed for the purpose of constructing such improvements, but in no event to exceed the highest rate permissible by law. Operating expenses for any year during which the Building is not substantially fully occupied shall be calculated by projection as if the Building were so occupied during the entire year.

          6.4.4 Tenant's Obligation. Tenant. at its sole expense, shall maintain the Premises in good order and condition, promptly make all repairs necessary to maintain such condition, and repair any damage to the Premises and the Property caused by Tenant or its Agents, except as specifically otherwise provided above. All repairs made by Tenant shall utilize materials and equipment which are comparable to those originally used in constructing the Premises. Because this Lease contains the entire agreement of the parties for maintenance of the Premises, the parties agree that statutory provisions pertaining to maintenance of leased property shall not be applicable to this Lease, and Landlord and Tenant waive their rights under such provisions. Tenant accepts all existing phone and communications cable in its existing, 'as is" condition, and Tenant shall be responsible at its sole cost for the installation, maintenance and repair of any phone, data or other communications cable from the Building phone room (or, for multiple Building properties, from the demarcation point supplied by the local regulated public utility) to and within the Premises. Any alterations, installations or modifications of such cable shall be subject to the provisions of this Lease, including Articles 7 and 8.

          6.4.5 Changes. Landlord shall have the right to close temporarily, and make changes to, any of the common areas. If Landlord determines that the efficient leasing or operation of the Building or the Property requires relocation of Tenant's premises to another part of the Building or Property, Landlord shall have the right upon no less than sixty days notice to Tenant, to so relocate Tenant, provided that such substitute premises shall be substantially comparable to the Premises. Landlord shall pay Tenant's reasonable relocation expenses, and the terms of this Lease shall otherwise remain unchanged.

     6.5 Utilities. Tenant shall pay for water, gas, heat, sewer, power, telephone services and any other utility supplied to or consumed in or on the Premises. If any utility services are not separately metered, Tenant shall pay its pro rata share of the cost of such service. Landlord shall not be responsible or liable for any interruption in utility service, nor shall such interruption affect the continuation or validity of this Lease.


7.0  ALTERATIONS, ADDITIONS AND FIXTURES

     7.1 Installation and Removal. Subject to Article 8, Tenant shall have the right to install its trade fixtures in the Premises during the term of this Lease; provided, however, that no such installation or removal thereof shall affect the structural portion of the Premises and that Tenant shall repair any damage to the Premises or the Property caused by the installation, use or removal of any of Tenant's furniture, fixtures, equipment or other property.

     7.2 Tenant's Rights. Except for nonstructural changes which do not exceed $5,000, Tenant shall not make or permit to be made any alterations or improvements to the Premises without Landlord's prior written consent. In making any alterations or improvements of any magnitude or cost whatsoever, Tenant shall comply with Article S and shall not disturb other occupants of the Building or the Property. Further, Tenant at its sole cost shall comply with all laws, codes and regulations (including the Americans with Disabilities Act and all other accessibility laws and regulations) relating to any alterations or improvements, including obtaining any necessary permits, and, upon completion, shall provide Landlord with as-built plans detailing such alterations and improvements, together with a certificate of occupancy or the comparable municipal approval (such as a signed-off building permit) issued upon completion and approval of alterations and improvements in the municipality. All alterations and improvements to the Premises which are made by Tenant shall be the property of Tenant until the expiration or earlier termination of this Lease; at that time all such alterations and improvements shall remain on the Premises and become the property of Landlord without payment therefor, unless Landlord gives written notice to Tenant to remove the same, in which event Tenant shall remove such alterations and improvements and repair any damage resulting therefrom. Tenant's removable trade fixtures shall be and remain Tenant's property, and shall be removed by Tenant from the Premises, at Tenant's sole cost, on or before the expiration or earlier termination of this Lease.


8.0  MECHANIC'S LIENS

     8.1 Tenants Obligations. Tenant shall give Landlord ten (10) days written notice prior to the commencement of work in the Premises so that Landlord may post notices of non-responsibility. Such notice shall include a copy of Tenant's plans and specifications and any necessary permits for the work. Tenant shall keep the Premises and the Property free and clear of any liens arising out of work done by or for Tenant. Should any such lien or notice of lien be filed, Tenant shall bond against or discharge the same within fifteen (15) days after such filing.


9.0  ENTRY BY LANDLORD

     9.1 Landlord's Rights. Tenant shall permit Landlord, its lenders, and their Agents to enter the Premises at all reasonable times for the purpose of inspection, maintenance, making repairs, alterations or additions to any portion of the Building, conducting environmental audits (including review of Tenant's records relating to hazardous materials), serving or posting notices as well as to exhibit the Premises for sale, mortgage or lease, and, during the last one hundred eighty (180) days prior to the expiration of this Lease, placing "For Lease" signs, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment thereby occasioned. Landlord shall make reasonable efforts to minimize any inconvenience to Tenant in exercising the foregoing rights. This Section in no way affects the patties' maintenance obligations.


10.0 DAMAGE BY FIRE OR OTHER CASUALTY

     10.1 Repair; Landlord's Right to Terminate. If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord, and Landlord, subject to any mortgagee's consent and to the conditions set forth in this Article 10, shall repair such damage and restore the Premises to substantially the same condition in which they were immediately prior to such damage or destruction. Landlord's restoration shall not include the repair, restoration or replacement of Tenant's fixtures, improvements, alterations, furniture or any other of its property. All statutory or common law rights of termination with respect to the destruction of leased premises shall not be applicable to this Lease. If a casualty occurs during the last 12 months of the Term or any extension thereof, Landlord may cancel this Lease unless Tenant has the right to extend the term for at least three more years and does so within 30 days after the date of the casualty. If in Landlord's opinion the net insurance proceeds will not be adequate to complete such restoration. Landlord may terminate this Lease by giving Tenant written notice which specifies a termination date no less than ten (10) days after its transmission.

     10.2 Tenant's Right to Terminate. Landlord within thirty (30) days after the date of destruction shall notify Tenant if the Premises cannot be fully repaired within one hundred fifty (150) days after the date of destruction. In such event Tenant may terminate this Lease as of the 40th day after the date of destruction by giving Landlord written notice within ten (10) days after Tenant's receipt of Landlord's notice.

     10.3 Rent Abatement. The Minimum Monthly Rent shall abate during any period when there is substantial interference with Tenant's use of the Premises (in proportion to the unusable area), commencing with the damage or destruction and ending upon substantial completion by Landlord of the repair or reconstruction of the Premises. Tenant shall not be entitled to any compensation or damages from Landlord for loss of use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by such damage, repair or restoration.


11.0 INDEMNIFICATION OF LANDLORD

     11.1 Tenant's Obligations. Subject to Paragraph 6.3.4 above, Tenant shall hold harmless, indemnify, and defend Landlord against all claims, actions, damages, liability and expense (including, without limitation, fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property in or about the Premises or arising out of the occupancy or use by Tenant of the Premises or occasioned wholly or in part by any act or omission of Tenant or its employees, agents, contractors, licensees, or invitees ("Agents"), unless such loss, injury or damage was caused by the negligence of Landlord or its agents. Without limiting the foregoing, Tenant will forever release and hold Landlord and its Agents harmless from all claims arising out of damage to Tenant's property unless such damage occurs as a result of Landlord's failure to make repairs after having received written notice of the need for such repair. In no event shall Landlord be liable to Tenant for any indirect or consequential damages, including without limitation any claims for lost profits or business opportunities, arising from any cause whatsoever, including without limitation any negligence of Landlord.


12.0 CONDEMNATION

     12.1 Permanent Taking. If (I) all of the Premises are covered by a condemnation, (ii) any pant of the Premises is covered by a condemnation and the remainder thereof is insufficient for the reasonable operation therein of Tenant's business, or (iii) any of the Property is covered by a condemnation and, in Landlord's opinion, it would be impractical to restore the remainder thereof, then this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor. If there is a condemnation and this Lease has not been terminated pursuant to this Section, the obligations of Landlord and Tenant shall be unaffected by such condemnation except that Rent shall abate in proportion to the area, if any, of the Premises covered by such condemnation. Statutory provisions with respect to termination upon a partial taking of leased premises shall not be applicable to this Lease.

     12.2 Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a separate claim against the condemnor to the extent that such claim does not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby assigns to Landlord all other claims against the condemnor.

     12.3 Temporary Taking. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and the Landlord shall not be entitled to share therein.


13.0 QUIET ENJOYMENT

     13.1 Tenant's Rights. Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.


14.0 ASSIGNMENT AND SUBLETTING

     14.1 Limitation. Tenant shall not transfer this Lease, voluntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. "Transfer" shall include any sublease, assignment, license or concession agreement, change in ownership of Tenant, mortgage or hypothecation of this Lease or Tenant's interest therein or in all or a portion of the Premises. Notwithstanding the above, Landlord shall not consent to any transfer which provides for a rental or other payment based in whole or in part on the net income or profits derived by the user or occupant of the Premises from its use or occupancy of the Premises (other than an amount based on a fixed percentage or percentages of receipts or sales). A consent to one transfer shall not be deemed to be a consent to any subsequent transfer. Any transfer without Landlord's consent shall be void at the option of Landlord, and Landlord may exercise any or all of its rights under Article 17 hereof.

     14.2 Offer to Landlord. Tenant acknowledges that the terms of this Lease, including Rent, have been based on the understanding that Tenant shall physically occupy the Premises for the entire Term. Therefore, upon Tenant's request to transfer all or a portion of the Premises, Landlord shall be entitled to sublease from Tenant for Landlord's own account the portion of the Premises proposed to be transferred by Tenant, upon the same terms as those proposed but otherwise upon the form of this Lease. If Landlord so subleases for its own account, Landlord shall have the further right to transfer the Premises to any person, including without limitation other tenants in the Building, and Tenant shall be relieved of any liability with respect to such portion of the Premises so subleased by Landlord until the term of such sublease expires or is terminated.

     14.3 Conditions. Notwithstanding the above, the following shall apply to any proposed transfer:

           (a) No transfer shall relieve Tenant of its obligation to pay Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer.

           (b) Any consideration received by Tenant as a result of a sublease or assignment which exceeds the total sums which Tenant is obligated to pay Landlord under this Lease, or the prorated portion thereof if only a portion of the Premises is transferred, shall be payable to Landlord as additional rent under this Lease without affecting or reducing any other obligation of the Tenant hereunder.

           (c) Each transfer to which Landlord has consented shall be by an instrument in writing in a form satisfactory to Landlord, and shall be executed by Tenant and the transferee. Tenant shall reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer.


15.0 SUBORDINATION; ESTOPPEL CERTIFICATES

     15.1 Subordination. This Lease shall, unless otherwise elected by Landlord's first mortgagee, lender, or ground lessor, be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security (collectively, a 'Security Instrument") now or hereafter placed upon the Property and to any and all advances made on the security thereof and to all modifications, replacements and extensions thereof. Notwithstanding any such subordination, Landlord shall exercise reasonable efforts to preserve Tenant's right to quiet possession of the Premises so long as Tenant is not in default under this Lease, unless this Lease is otherwise terminated pursuant to its terms. This Lease shall, at the election of Landlord's first mortgagee, lender or ground lessor, be superior to any such Security Instrument. In any event, Tenant shall execute any documents required to effectuate the subordination of this Lease or any Security Instrument within ten (10) days after written request. Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

     15.2 Condition of Lease. Within ten (10) days after request therefor by Landlord, Tenant shall provide a written statement acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications), and providing any other pertinent information as Landlord reasonably requests.

     15.3 Tenant's Failure. If Tenant fails to execute any of the above referenced documents within the time required, then Tenant hereby irrevocably appoints Landlord as Tenant's attorney in fact to execute such documents on Tenant's behalf, and all statements made in such documents shall be deemed true and binding upon Tenant. Tenant understands that its failure to execute such documents may cause Landlord serious financial damage by causing the failure of a financing or sale transaction. Failure to comply with this Article shall be a material breach of this Lease by Tenant, giving Landlord the right to recover damages in addition to the remedies set forth in Article 17.

     15.4 Financial Statements. If Landlord desires to finance, refinance or sell the Premises, or any part thereof, or the Building. Tenant hereby agrees to deliver to the person designated by Landlord such financial statements of Tenant as may be reasonably required by such person.


16.0 SURRENDER AND HOLDOVER

     16.1 Condition at End of Term. Subject to the terms of Articles 7 and 10, at the expiration or earlier termination of the Term, Tenant shall promptly yield up, in the same condition, order and repair in which they are required to be kept during the Term, the Premises and all alterations thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

     16.2 Holdover Terms. If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms set forth in this Lease; except that the Minimum Monthly Rent during such continued occupancy shall be any amount which Landlord may specify in a written notice to Tenant. Notwithstanding the above, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Article 17.


17.0 DEFAULT AND REMEDIES UPON DEFAULT

     17.1 Events. The occurrence of any of the following shall constitute a material default and breach of this lease by Tenant:

           (a) Any failure by Tenant to pay Rent or to make any other payment required to be made by Tenant hereunder when due; provided, however, that Landlord shall exercise no remedies provided in Sections 17.2 and 17.3 unless Tenant falls to cure such default within three days after Landlord gives Tenant written notice of such default;

           (b) The abandonment of the Premises by Tenant, which shall be conclusively presumed if the Premises remain unoccupied for more than ten (10) consecutive days, or the removal of Tenant's property therefrom other than in the ordinary course of business;

           (c) A failure by Tenant to observe and perform any other provision of this Lease, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the default cannot reasonably be cured within ten (10) days, Tenant shall not be deemed to be in default if Tenant shall, within such ten (10) day period, commence to cure and thereafter diligently prosecute the same to completion;

           (d) Either (1) the appointment of a receiver (except a receiver appointed at Landlord's request) to take possession of all or substantially all of the assets of Tenant, or (2) a general assignment by Tenant for the benefit of creditors, or (3) any action taken by Tenant or by any other person against Tenant under any insolvency or bankruptcy act. In such event, Landlord may, at its option, declare this Lease terminated and forfeited by Tenant in a written notice to Tenant, and Landlord shall be entitled to immediate possession of the Premises.

Tenant agrees that any notice given by Landlord pursuant to this Section which is served in compliance with Article 21 of this Lease shall be adequate notice for the purpose of Landlord's exercise of the remedies specified in Section 17.2 or any other remedies provided by law. Therefore, any statutory provision relating to the manner of giving notice shall not be applicable to this Lease

     17.2 Landlord's Rights. In the event of any default by Tenant, Landlord. in addition to all other remedies provided by law or in equity, shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. If Landlord shall elect to so terminate this Lease, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's default, including, but not limited to, the worth at the time of award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided. If Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or rent the Premises or any part thereof for such term and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. Any rent received by Landlord from a reletting shall be applied to the payment of (a) any indebtedness other than Rent due hereunder (b) the cost of such reletting; (c) the cost of any alterations and repairs to the Premises; (d) Rent due and unpaid hereunder; and (e) the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the rent received from such reletting is less than the Rent payable by Tenant, then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord. Such delinquency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any expenses incurred by Landlord which are not covered by the rent received from such reletting.

     17.3 Late Charge. Tenant shall pay a late payment penalty equal to the greater of $100 or five percent (5%) of any amount owed to Landlord pursuant to this Lease which is not paid within five days after the date when due. After the second late payment by Tenant, Landlord may require Tenant to make advance payments of Rent on a quarterly basis or by certified check.

     17.4 Termination. No re-entry or taking possession of the Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a Court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     17.5 No Waiver. No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach. Efforts by Landlord to mitigate the damages caused by Tenant's default in this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder.

     17.6 Landlord's Cure of Tenant's Default. Should Tenant fail to perform any obligation imposed by this Lease, Landlord may perform or contract for the performance of Tenant's obligation after having given Tenant reasonable notice of the failure(s) and a reasonable opportunity which in no case shall exceed ten
(10) days to remedy the failure, and Tenant shall pay Landlord for all costs incurred in connection therewith. The exercise of one right or remedy by Landlord shall not in any way impair its right to any other right or remedy. Should Tenant consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

     17.7 Waiver. Tenant waives (for itself and all persons claiming under Tenant) any right of redemption or reinstatement of Tenant under any present or future case law or statutory provision (including Code of Civil Procedure Sections 473 and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the Premises for any reason.


18.0 LIABILITY OF LANDLORD

     18.1 Landlord/1/s Right to Cure; Limitations on Liability. In the event of any actual or alleged failure, breach or default by Landlord hereunder pertaining to the Premises, the Building or the Property, Tenant shall give Landlord written notice thereof and Landlord shall not be deemed in default unless it fails to diligently commence to cure such default within 15 days after its receipt of such notice. Landlord's (which term includes Landlord's partners, co-venturers, co-tenants, officers, directors, employees, agents (including any property manager for the Property), or representatives, all of whom have the authority to act on Landlord's behalf) liability to Tenant for any such default shall be limited to its ownership interest in the Premises (or the Building, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Landlord, plus any insurance proceeds actually received by Landlord with reference to the Property and not expended on the Property or to pay claims covered by such proceeds. Landlord shall not be liable for any deficiency beyond its interest in the Property and the amount of such insurance proceeds.

     18.2 Release or Transfer; Successor Liability. If Landlord shall transfer its interest in the Building or the Premises, then from and after the effective date of the transfer, Landlord shall be released from all obligations under this Lease, except those already accrued. If Landlord transfers the Security Deposit to the transferee, Landlord shall be discharged from any further liability in reference thereto. Tenant acknowledges that any successor to Landlord's interest in the Property pursuant to sale or foreclosure under any deed of trust or mortgage shall not be bound by any agreement between Landlord and Tenant which has not been approved by the holder of such instrument, including without limitation any advance rents or security deposits paid by Tenant in excess of an amount equal to two month's Rent.


19.0 ATTORNEYS' FEES; JURY TRIAL

     19.1 Right to Recover. If either party commences an action against the other party for a breach of this Lease, the prevailing party shall be entitled to recover from the losing party, costs of suit and reasonable attorneys' fees.

     19.2 Waiver of Jury Trial. Landlord and Tenant hereby waive their respective right to trial by jury of any cause of action. claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either party on any matter arising out of, or connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation now or hereafter in effect.


20.0 INTERPRETATION

     20.1 Captions. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way define, limit, describe or amplify the terms and provisions of this Lease or the scope or intent thereof.

     20.2 Entire Agreement. This Lease represents the entire agreement between the panties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No right. casements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant agrees to make such changes to this Lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligations hereunder. This Lease shall not be modified in any manner except by an instrument in writing executed by the panties. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

     20.3 Exhibits. Each writing or plan referred to herein as being attached hereto as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

     20.4 Severability; Governing Law. If any provision of this Lease shall be declared unenforceable in any respect, such unenforceability shall not affect any other provision of this Lease, and each such provision shall be deemed to be modified, if possible, in such a manner as to render it enforceable and to preserve to the extent possible the intent of the patties as set forth herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

     20.5 Authority. If Tenant is a corporation, partnership or any other form of business association or entity, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership, certificate of limited partnership or other appropriate organizational documents, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. At the time of execution of this Lease, Tenant shall provide Landlord with corporate resolutions or other appropriate written authorization, in a form acceptable to Landlord, authorizing the execution, delivery and performance of this Lease. The failure of Tenant to deliver the same to Landlord within five (5) days of Landlord's request therefor shall be deemed a default under this Lease. (If more than one party comprises Tenant, then the obligations of such parties hereunder shall be joint and several.)


21.0 NOTICES

     21.1 Methods. Any notice or other communication under this Lease by either party to the other shall be in writing and shall be deemed received if delivered personally or by private messenger service or if sent by certified mail, return receipt requested, postage prepaid, and addressed to the panties at the addresses specified in Section 1.2 hereof, or to such other places as Landlord and Tenant may from time to time designate by written notice to the other party.


22.0 SECURITY DEPOSIT

     22.1 Terms. Tenant shall pay Landlord a Security Deposit in the amount specified in Section 1.9, which shall remain the sole and separate property of Landlord until actually repaid to Tenant (or at Landlord's option the last assignee, if any, of Tenant's interest), said amount not being earned by Tenant until all conditions precedent for its payment to Tenant have been fulfilled. Landlord shall not be required to keep said deposit separate from its general accounts, or pay interest, or other increment for its use. If Tenant fails to pay Rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, Tenant shall not have earned the right to repayment of the Security Deposit to the extent Landlord has used all or a portion thereof for the payment of any amount in default or to compensate Landlord for any loss or damage which it may suffer by reason of Tenant's default. If Landlord uses all or any portion of the Security Deposit as provided above, Tenant shall within ten (10) days after written demand therefor pay Landlord an amount equal to that portion of the Security Deposit used by Landlord. This Security Deposit is not to be characterized as Rent until so applied in respect of a default by Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the

22nd day of October, 1997.
----        -------

LANDLORD:    Chamberlin Assoc.    _____  TENANT:  Terrapin Technologies, Inc.
             -----------------                    ---------------------------
            Oyster Point Phase I
            --------------------

     By:  /s/ Stephen W. Chamberlin      By:  /s/ Clifford Orent
              Stephen W. Chamberlin               Clifford Orent